                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              SCHUFF STEEL COMPANY
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                                              86-0318760
  -----------------------                                ----------------------
  (State of incorporation                                   (I.R.S. Employer
      or organization)                                   Identification Number)


       1841 West Buchanan Street
            Phoenix, Arizona                                     85009
----------------------------------------                 ----------------------
(Address of principal executive offices)                      (Zip Code



If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-2671


Securities to be registered pursuant to Section 12(b) of the Act:

                                                       Name of Each Exchange
  Title of Each Class                                  on Which Each Class
  to be so Registered                                  is to be Registered
 ---------------------                                -----------------------


Common Stock, par value $.001 per share(1)             American Stock Exchange
                                                       Nasdaq National Market(2)



------------------------
(1) Common Stock previously registered under Section 12(b) of the Act.

(2) Common Stock previously listed on the Nasdaq National Market.

Securities to be registered pursuant to Section 12(g) of the Act: NONE

Item 1.

Description of Securities to be Registered.

The description of securities set forth under the heading "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-26711) is hereby incorporated by reference.

Item 2.

Exhibits.

NONE


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on January __, 1998.



                                          SCHUFF STEEL COMPANY



                                          By: /s/ Ken F. Zylstra
                                             --------------------------------
                                             Ken F. Zylstra
                                                 Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer
                                                 and Duly Authorized Officer)